OPPENHEIMER MAIN STREET SELECT FUND

Supplement dated September 30, 2013 to the

Prospectus and Statement of Additional Information dated November 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund and is in addition to any other supplement(s).

Effective September 30, 2013, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 5 is deleted in its entirety and is replaced with the following:

Portfolio Managers. Manind (“Mani”) Govil, CFA, has been a portfolio manager and Vice President of the Fund since May 2009.

2.	The section titled “Portfolio Managers” on page 9 is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Manind ("Mani") Govil, CFA, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been a portfolio manager and Vice President of the Fund since May 2009.

Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective September 30, 2013, the SAI is revised as follows:

1.	Anthony Gennaro, Jr. is no longer Vice President and Portfolio Manager of the Fund. All references to Mr. Gennaro are hereby removed.

September 30, 2013	PS0731.021